SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2010

DUTCH GOLD RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-30805	58-2550089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road Suite 1500 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 419-2440

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 23, 2010, the Registrant entered in an Exchange Agreement (the “Agreement”) with Embassy International, LLC, a Florida limited liability company (the “Holder”).  Pursuant to the Agreement, the Registrant issued 15,800,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), in exchange for partial satisfaction in the amount equal to $50,000.00 of a certain promissory note owed by the Company to the Holder in the principal amount of $1,214,962.00.  The Shares are subject to adjustment and potential return to the Registrant for retirement based upon the loan amount converted and 75% of the volume weighted average price of the Common Stock for the twenty trading days following the delivery of the Shares.  The promissory note was issued by Dutch Mining, LLC, a wholly-owned subsidiary of the Registrant (“Dutch Mining”), to the Holder on December 31, 2006 and was assumed by the Registrant pursuant to an Agreement and Plan of Share Exchange, dated January 4, 2007, between the Registrant and Dutch Mining.  Also on that date, the Holders sold the Shares to Socius CG, II, Ltd., an unaffiliated Bermuda company.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Company’s reasonable belief that the investor had access to information concerning the Company’s operations and financial condition, the investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the investor was sophisticated within the meaning of Section 4(2) of the Securities Act and was an “accredited investor” (as defined by Rule 501 under the Securities Act).  In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the sale other than communications with the investor; the Company obtained representations from the investor regarding their investment intent, experience and sophistication; and the investor either received or had access to adequate information about the Company in order to make an informed investment decision.  At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH GOLD RESOURCES, INC.

Date: June 30, 2010	By:	/s/ Dan Hollis
Name: Dan Hollis
Title: Chief Executive Officer